UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (203) 252-5900

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2022, Patriot Bank, N.A. (the “Bank”), a wholly-owned subsidiary of Patriot National Bancorp, Inc. (the “Company”), promoted Al Botta, Jr. to Executive Vice President and Chief Payments Officer.

Mr. Botta, age 50, joined the Bank in 2018 as Senior Vice President, Director of Payments. He brings with him over twenty years of experience in the payments and prepaid market space and has been responsible for the growth of the Bank’s payments division. Prior to joining the Bank, from 2014 to 2017, Mr. Botta served as Chief Revenue Officer and Director of Payments of BankMobile Technologies, Inc. (previously a wholly-owned subsidiary of Customers Bank). From July 2011 to September 2014, Mr. Botta served as Senior Vice President of Metropolitan Commercial Bank and Chief Executive Officer of CashZone (the retail check cashing division of Metropolitan Commercial Bank). From January 2010 to July 2011, Mr. Botta served as Senior Vice President of National Sales Operations in PreCash, Inc. From October 2007 to January 2010, Mr. Botta served as Chief Marketing Officer and Chief Revenue Officer in PreCommunications Inc. From January 2001 to September 2007, Mr. Botta also served as Senior Vice President of Prepaid Operations in IDT Corporation. Mr. Botta studied at Adelphi University focusing in Business Administration and Operations.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 23, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing Mr. Botta’s appointment.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Patriot National Bancorp, Inc., dated September 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot National Bancorp, Inc.

September 23, 2022	By:	/s/ Robert G. Russell
	Name:	Robert G. Russell
	Title:	Chief Executive Officer